United States Securities and Exchange Commission

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Commission file number 001-16189

Date of Report (Date of earliest event reported): February 04, 2005

NiSource Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16189	35-2108964

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

801 East 86th Avenue, Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NiSource Inc.
Current Report of Form 8-K

Item 7.01. Regulation FD Disclosure.

NiSource Inc. is furnishing this Report on Form 8-K in connection with the disclosure of information at meetings with analysts beginning on February 04, 2005. This information will also be published on NiSource’s website (www.nisource.com) on February 04, 2005.

NiSource does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in NiSource’s expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

Exhibit 99	Information to be disclosed at meetings with analysts beginning on February 04, 2005 and published on the NiSource website on February 04, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 04, 2005	Nisource Inc.
	By:	/s/ Gary W. Pottorff
		Name:	Gary W. Pottorff
		Title:	Secretary

Exhibit Number	Exhibit Title

99	Information to be disclosed at meetings with analysts beginning on February 04, 2005 and published on the NiSource website on February 04, 2005